                                                                   EXHIBIT 10.29

                                AMENDMENT NO. 2
                         TO LIMITED RECOURSE AGREEMENT

     This Amendment No. 2 is entered into as of July 31, 1996, between TRANS LEASING INTERNATIONAL, INC., a Delaware corporation (the "Company"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("First Union").

     The parties hereto are the parties to a Limited Recourse Agreement, dated as of November 28, 1995 (as amended through the date hereof, the "Recourse Agreement"), and desire to increase the maximum amount that the Company shall be required to pay or contribute to TL Lease Funding Corp. IV, a Delaware corporation, thereunder from $3,750,000 to $5,000,000 for the period from the date hereof through December 31, 1996. All capitalized terms used herein shall have the same meanings as in the Recourse Agreement.

     NOW THEREFORE, in consideration of the foregoing premises and the agreements hereinafter set forth, and for the good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Amendment. (a) (i) As of the date hereof, Recital C of the Recourse Agreement is hereby amended by substituting the figure $5,000,000 for the figure $3,750,000 therein and (ii) the proviso in the first paragraph of Section 2 of the Recourse Agreement is hereby amended by substituting the figure $5,000,000 for the figure $3,750,000 therein and (b) on and after January 1, 1997, (i) the provisions set forth in Section 1(a) hereof shall no longer be effective and
(ii) (A) Recital C of the Recourse Agreement is hereby amended by substituting the figure $3,750,000 for the figure $5,000,000 therein and (B) the proviso in the first paragraph of Section 2 of the Recourse Agreement is hereby amended by substituting the figure $3,750,000 for the figure $5,000,000 therein.

     2. No Further Amendment. Except as set forth above, the Recourse Agreement shall continue in full force and effect without modification.

     3. Amendment to Credit Agreement. The Company hereby acknowledges the execution and delivery of Amendment No. 2, dated as of July 31, 1996, to the Revolving Credit and Term Loan and Security Agreement, dated as of November 29, 1995, each between TL Lease Funding Corp. IV and First Union, and hereby agrees that such amendment shall not affect the obligations of the Company under the Recourse Agreement except as provided herein.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                             TRANS LEASING INTERNATIONAL, INC.


                             By:_____________________________________
                             Title:__________________________________


                             FIRST UNION NATIONAL BANK OF NORTH
                              CAROLINA


                             By:_____________________________________
                             Title:__________________________________






                                      -2-